                                                                   Exhibit 10.51


(21 EMBRATEL LOGO)         AMENDMENT NUMBER 12/2002 TO CONTRACT VES-8-IDN-1-1999
--------------------------------------------------------------------------------


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.



                                               AMENDMENT #12 TO MASTER AGREEMENT

                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
     AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICAcoES S.A. - EMBRATEL



         This twelfth amendment (the "Amendment # 12") to the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 (the "Agreement") is made and entered into as of November 01, 2002 ("Amendment Date"), by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2(degree). Andar, Santo Andre, 08090-500, Sao Paulo - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1.012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530.486/0001-29, hereinafter called EMBRATEL.


         Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between any provision of this Amendment #12 and any provision of the Agreement not expressly modified herein, this Amendment #12 shall control.

The Parties, in consideration of the mutual covenants herein expressed, agree with each other as follows:



         1. THE OBJECT




         1.1 Pursuant to this Amendment #12, Section 2.6(c) ("International Transit Fees") of the Agreement - as modified by its amendments #1 and #8 - is completely deleted and hereby replaced by a new Section 2.6 (c) as follows:

                  " (c) [**] per month to the STM-1 capacity on the Americas II Circuit.

                  The prices presented above do not include any taxes.

                  The International Transit Fees are for an international circuit from AOL in Virginia - USA, terminating in one of



                              HIGHLY CONFIDENTIAL

(21 EMBRATEL LOGO)         AMENDMENT NUMBER 08/2001 TO CONTRACT VES-8-IDN-1-1999
--------------------------------------------------------------------------------


                  EMBRATEL's operations buildings in Sao Paulo - Brazil. Any changes to the circuit termination outside of EMBRATEL's facilities in the city of Sao Paulo may require price adjustment."



         1.2 The provisions set forth in Clause 5 of Amendment #012000, dated May 10, 2000, or any other [**] provision included in the Agreement, shall not apply to the price expressed in section 2.6(c) of the Agreement, as amended above, for a period of two (2) years initiating on the date in which this Amendment is executed.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.



                                                 Sao Paulo,   November  01, 2002





EMPRESA BRAS. TELECOMUNICACOES S/A              AOL BRASIL LTDA.
            - EMBRATEL


By:                                          By:
    /s/ Valdinei Carniel Rocha                       /s/ Milton Camargo
-----------------------------------------    -----------------------------------
        Valdinei Carniel Rocha                           Milton Camargo
       EXECUTIVE ACCOUNT MANAGER                        VICE- PRESIDENT


By:  /s/ Michele Dariano Machemer
-----------------------------------------
         Michele Dariano Machemer
            ACCOUNT MANAGER



WITNESSES:

By:  ____________________________________    By:  ______________________________



                              HIGHLY CONFIDENTIAL

                                       2